UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – February 7, 2008

CHEMOKINE THERAPEUTICS CORP.
(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6190 Agronomy Road, Suite 405
University of British Columbia
Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On February 7, 2008, Chemokine Therapeutics Corp. (the “Company”) entered into subscription agreements for the sale of units in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as described in Item 3.02 of this report, which description is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

     As referenced above, the Company entered into subscription agreements with accredited and foreign investors for the private placement of 5,250,000 units of the Company (“Units”) at a price of Cdn$0.20 (U.S.$0.20) per Unit, with each Unit consisting of one share of common stock of the Company, par value of $0.001 (the “Common Shares”), and one common stock purchase warrant (the “Warrants”) entitling the holder to purchase one whole Common Share (the “Warrant Shares”) (together the Units, Common Shares, Warrants, and Warrant Shares, the “Securities”) at an exercise price of $0.30 per Warrant Share for a period of 60 months from the date of issue. Gross proceeds to the Company from the sale of the Units were approximately $1,050,000. The Company did not pay any underwriting commissions or discounts in connection with the sale of the Units.

     The sale of the Units described above closed on February 7, 2008. The Securities being offered and sold were not registered under the Securities Act, or any state securities laws, and were offered and sold in a private transaction that was exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulations D and S thereunder, as a transaction not involving a public offering and, in some cases, involving offers and sales made outside the United States. Net proceeds from the offering will be used for working capital and general corporate purposes.

Item 9.01.	Other Events.

     On February 7, 2008, the Company issued a press release announcing that it had completed a sale of Units through a private placement under terms described in Item 3.02 of this report, which are incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chemokine Therapeutics Corp.,
a Delaware corporation

Date: February 11, 2008
By: /s/ Bashir Jaffer
Bashir Jaffer,
Chief Executive Officer & Chief Financial Officer

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Rd.
Suite 405
Vancouver, BC
V6T 1Z3
Tel: (604) 822-0301
Fax: (604) 822-0302
www.chemokine.net

NEWS RELEASE

TSX: CTI           OTCBB: CHKT

CHEMOKINE THERAPEUTICS CLOSES $1,050,000 OFFERING

Vancouver, BC (February 7, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced that it has closed, via a non-brokered private placement, an offering of 5,250,000 units at a price of $0.20 per unit for gross proceeds to the Company of $1,050,000 (the “Offering”). The Company’s management team and Board of Directors subscribed for an aggregate of 1,362,500 units in the Offering.

Each unit issued under the Offering consisted of one share of common stock of the Company and one common share purchase warrant entitling the holder to purchase one share of common stock of the Company at an exercise price of US$0.30 per share for a period of 5 years from the date of issue. The Offering and sale of the units were conducted pursuant to exemptions from the prospectus and registration requirements of the U.S. and Canadian securities legislation and the shares of common stock and the common shares purchase warrants issued under the Offering are subject to hold periods under such legislation.

The proceeds of the Offering will be used by the Company for research and development of CTCE-9908, working capital, and general corporate purposes.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines. Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995: Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made. For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:
Chemokine Therapeutics Corp.
Mr. Don Evans
Director, Corporate Communications
Phone: (604) 822-0305 or 1-888-822-0305
Fax: (604) 822-0302
E-mail: devans@chemokine.net
Internet: www.chemokine.net